Continuing to execute on our path to PREMIUM SECOND QUARTER 2023 INVESTOR UPDATE July 27, 2023 Exhibit 99.2

Cautionary Statement and Other Disclaimers This presentation and the oral statements made in connection herewith contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact included in this presentation and the oral statements made in connection herewith are forward-looking statements made in good faith by CenterPoint Energy, Inc. (“CenterPoint Energy” or the “Company”) and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, including statements concerning CenterPoint Energy’s expectations, beliefs, plans, objectives, goals, strategies, future operations, events, financial position, earnings and guidance, growth, costs, prospects, capital investments or performance or underlying assumptions and other statements that are not historical facts. You should not place undue reliance on forward-looking statements. You can generally identify our forward-looking statements by the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “predict,” “projection,” “should,” “target,” “will,” or other similar words. The absence of these words, however, does not mean that the statements are not forward-looking. Examples of forward-looking statements in this presentation and the oral statements made in connection herewith include statements about capital investments (including with respect to incremental capital opportunities, deployment of capital, and renewables projects), the timing of and projections for upcoming rate cases for CenterPoint and its subsidiaries, the timing and extent of CenterPoint's recovery, including with regards to its generation transition plans and projects, mobile generation spend, projects included in CenterPoint's Natural Gas Innovation Plan, and projects included under its 10-year capital plan, the extent of anticipated benefits of new legislation, future earnings and guidance, including long-term growth rate, customer charges, operations and maintenance expense reductions, financing plans (including the timing of any future equity issuances, securitization, credit metrics and parent level debt), the timing and anticipated benefits of our generation transition plan, including our exit from coal and our 10-year capital plan, the Company’s 2.0% Zero-Premium Exchangeable Subordinated Notes due 2029 (“ZENS”) and impacts of the maturity of ZENS, tax planning opportunities (such as any potential use of the repairs expense deduction), future financial performance and results of operations, including with respect to regulatory actions and recoverability of capital investments, customer rate affordability, value creation, opportunities and expectations, expected customer growth, and ESG strategy, including our net zero and carbon emission reduction goals. We have based our forward-looking statements on our management’s beliefs and assumptions based on information currently available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions, and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements. Some of the factors that could cause actual results to differ from those expressed or implied by our forward-looking statements include, but are not limited to, risks and uncertainties relating to: (1) CenterPoint Energy’s business strategies and strategic initiatives, restructurings, including the internal restructuring of certain subsidiaries, joint ventures and acquisitions or dispositions of assets or businesses, including the completed sales of our Natural Gas businesses in Arkansas and Oklahoma, and Energy Systems Group, and the exit from midstream, which we cannot assure you will have the anticipated benefits to us; (2) industrial, commercial and residential growth in CenterPoint Energy’s service territories and changes in market demand; (3) CenterPoint Energy’s ability to fund and invest planned capital, and the timely recovery of its investments; (4) financial market and general economic conditions, including access to debt and equity capital, inflation, interest rates and instability of banking institutions and their effect on sales, prices and costs; (5) continued disruptions to the global supply chain and increases in commodity prices; (6) actions by credit rating agencies, including any potential downgrades to credit ratings; (7) the timing and impact of regulatory proceedings and actions and legal proceedings, including those related to Houston Electric’s mobile generation and the February 2021 winter storm event; (8) legislative decisions, including tax and developments related to the environment such as global climate change, air emissions, carbon, waste water discharges and the handling of coal combustion residuals, among others, and CenterPoint Energy’s net zero and carbon emissions reduction goals; (9) the impact of pandemics, including the COVID-19 pandemic; (10) the recording of impairment charges; (11) weather variations and CenterPoint Energy’s ability to mitigate weather impacts, including approval and timing of securitization issuances; (12) changes in business plans; (13) CenterPoint Energy’s ability to execute on its initiatives, targets and goals, including its net zero and carbon emissions reduction goals and operations and maintenance goals; and (14) other factors discussed in CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and CenterPoint Energy’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023, including under “Risk Factors,” “Cautionary Statements Regarding Forward-Looking Information” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Certain Factors Affecting Future Earnings” in such reports and in other filings with the Securities and Exchange Commission (“SEC”) by the Company, which can be found at www.centerpointenergy.com on the Investor Relations page or on the SEC website at www.sec.gov. This presentation contains time sensitive information that is accurate as of the date hereof (unless otherwise specified as accurate as of another date). Some of the information in this presentation is unaudited and may be subject to change. We undertake no obligation to update the information presented herein except as required by law. Investors and others should note that we may announce material information using SEC filings, press releases, public conference calls, webcasts and the Investor Relations page of our website. In the future, we will continue to use these channels to distribute material information about the Company and to communicate important information about the Company, key personnel, corporate initiatives, regulatory updates and other matters. Information that we post on our website could be deemed material; therefore, we encourage investors, the media, our customers, business partners and others interested in our Company to review the information we post on our website. Use of Non-GAAP Financial Measures In addition to presenting its financial results in accordance with generally accepted accounting principles (GAAP), including presentation of income (loss) available to common shareholders and diluted earnings (loss) per share, the Company also provides guidance based on non-GAAP income and non-GAAP diluted earnings per share and also provides non-GAAP funds from operations / non-GAAP rating agency adjusted debt (“FFO/Debt”). Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. Please refer to the Appendix for detailed discussion of the use of non-GAAP financial measures presented herein. 2

# Premium Value Proposition: Tracking Delivery

CenterPoint Energy

## CNP Value Proposition

- Sustainable Growth for Shareholders
- Sustainable, Resilient, and Affordable Service for Customers
- Sustainable Positive Impact on Our Environment

| Long-Term Plan Deliverables | Progress |
|---|---|
| Delivered non-GAAP EPS(1) of $0.28 in Q2 2023 despite higher interest rate environment, milder weather and continued inflationary pressures | ✓ 13 quarters of meeting/exceeding expectations |
| Reaffirming FY 2023 guidance of $1.48 - $1.50 non-GAAP EPS; Targeting 8% growth in 2024 and mid-to-high end of 6-8% annually from 2025 to 2030(2) | ✓ On track |
| Increasing capital plan(3) by $400 million, or ~11%, to $4B in 2023. Plan through 2030 is now $43.4B; with another $2.6B of opportunities identified and potential for more | ✓ On track |
| Currently no external equity issuance planned to fund current $43.4B plan(3); Continue to seek efficient funding for opportunities beyond current plan(4) | ✓ On track |
| Continuing to focus on pure-play regulated utility operations; with latest announced divestiture over 95% of earnings from regulated operations | ✓ Completed |
| Maintaining balance sheet health; targeting FFO/Debt(5) of 14%-15% through 2030 | ✓ On track |
| Working to keep rates affordable; maintaining O&M discipline(6), securitization rolling off or extending cost recovery(7), and customer growth(8) | ✓ On track |
| Filed Integrated Resource Plan (IRP) to address final coal plant, target to fully exit operating coal generation by 2027 | ✓ On track |

Note: Refer to slide 2 for information on forward-looking statements and slide 21 for information on non-GAAP EPS assumptions and non-GAAP measures.

(1) Refer to slide 17 for reconciliation of non-GAAP measures to GAAP measures
(2) Refers to non-GAAP EPS annual growth rate for 2022A – 2030E; target based on long-term plan assumptions
(3) Continue to recycle capital to fund equity content (e.g., ESG sales proceeds, etc.)
(4) Refers to 10-year capital plan from 2021A-2030E; based on long-term plan assumptions
(5) Consistent with Moody's methodology; target based on plan assumptions
(6) O&M includes Electric and Natural Gas business, based on goal of 1% - 2% annual average savings
(7) Securitization includes CEHE Transition Bond Company IV ending by 2024 & SIGECO Securitization I, LLC
(8) Internal projection through 2030

3

# Takeaways...

CenterPoint Energy

## Second Quarter Results; Reaffirming 2023 Guidance

Delivered non-GAAP EPS(1) of $0.28 for the second quarter; Reaffirming 2023 full-year guidance of $1.48-$1.50 non-GAAP EPS; Continue to target 8% non-GAAP EPS growth for 2024 and the mid-to-high range of 6%-8% annually from 2025 to 2030(2)

## Managing the Headwinds

Despite milder weather, persistently increasing interest rate environment, and continued higher inflation, achieved strong second quarter results which when combined with Q1 results, represents over half of full year earnings guidance range

## Prudent Capital Deployment

Formally increasing capital plan through 2030 by $400 million after evaluating our ability to operationally execute, efficiently fund, and recover these investments; Continue to evaluate future investments to enhance resiliency and support growth

## Continued Focus on Customer Affordability

Next CEHE securitization charges expected to come off bill in '24 (~5% of current average residential customer bill) creates incremental bill headroom for our customers; 1% - 2% of expected annual organic growth(3); and 1% - 2% of anticipated annual average O&M savings(4)

## Focused on a Strong Balance Sheet

Proceeds from sale of Energy Systems Group (~$150 million pre-tax) and Indiana securitization bond issuance (~$340 million) allow for financing flexibility and continued reduction of floating rate debt; nearly 50% reduction of floating rate debt since YE '22

## Constructive Jurisdictions(5)

Bills enacted in Texas legislative session allow efficient deployment of resiliency-focused investments, ability to file two distribution recovery trackers annually, and recovery of market-based incentive compensation for non-officer employees

**….Extending track record of execution**

Note: Refer to slide 2 for information on forward-looking statements and slide 21 for information on non-GAAP EPS assumptions and non-GAAP measures.

(1) Refer to slides 17 through 18 for reconciliation of non-GAAP measures to GAAP measures
(2) Target based on long-term plan assumptions
(3) Internal projection through 2030 for the Houston Electric service area
(4) O&M includes Electric and Natural gas business
(5) Refer to slide 5 for further information regarding certain key regulatory matters

4

# Legislative Outcomes

| Bill # & Description | High-level Description | First Period of Expected Benefit |
|---|---|---|
| **Indiana** | | |
| HB 1420 - Electric Transmission Facilities | Right-of-first-refusal for transmission lines. | TBD |
| HB 1417 - Utility Deferred Costs & Accounting | Allows a utility to defer costs and create a regulatory asset for future recovery without pre-approval by the commission. | 2024-2025 |
| HB 1421 - Energy Production and Resources | Ensures equal cost recovery for natural gas facility projects and sets a timeframe for IURC approval. | TBD |
| SB 9 - Compliance Project Cost Recovery | Clarifies that costs related to a compliance project incurred before an order approving those costs are recoverable. | 2024 |
| **Texas** | | |
| SB 1016 - Electric Total Compensation Cost Recovery | Certain employee compensation, including both base pay and performance-based incentives, is presumed reasonable and necessary.(1) | 2024-2025 |
| SB 1015 - DCRF | Shortens the timeline for administering DCRF proceedings to 60 days and permits DCRF filings twice per year, like TCOS. | 2023 |
| HB 2555 - Resiliency Planning and Cost Recovery | Allows utilities to submit a multiple-year resiliency plan, recover prudent costs through rider, regulatory asset, or other rate recovery mechanisms. | 2024 |
| SB 1076 - Six-month Transmission CCN Process at PUC | Shortens the PUC's process for approving a transmission line application from one year to 180 days. | 2024 |
| HB 1500 - Use Cases for Temporary Emergency Electric Energy Facilities | Broadens the use of temporary emergency electric energy facilities. | 2023 |

Note: Refer to slide 2 for information on forward-looking statements: IURC: Indiana Utility Regulatory Commission; DCRF – Distribution Cost Recovery Factor; TCOS: Transmission Cost of Service; CCN: Certificate of Convenience and Necessity; PUC – Public Utility Commission

(1) Reasonable and necessary is to be determined on a market-based standard.

5

Interim Regulatory Mechanism Update (Cont’d) ▪ DCRF (Houston Electric) ✓ Filed in April 2023 with ~$163MM revenue requirement, increase of $85MM over last year ✓ Filed for black box settlement for a revenue requirement increase of ~$70 million net revenue increase ❑ Recovery anticipated to commence Sept. 1 Indiana IRP Update ▪ Electric CPCNs: ✓ Wind Project: Approved June 2023(2) ✓ IRP: Submitted May 2023 Securitization and Other Updates ▪ SIGECO issues securitization for ~$340MM(3) (related to coal facility retirements) ✓ Received ~$340MM in securitization bond proceeds in June 2023 ▪ Minnesota Natural Gas Innovation Act ✓ Filed for the recovery of ~$106MM over 5 years that will fund 25 projects to further Minnesota customer emission goals ….Constructive across our footprint Note: Refer to slide 2 for information on forward-looking statements. GRIP – Gas Reliability Infrastructure Program; TCOS: Transmission Cost of Service; TEEEF – Temporary Emergency Electric Energy Facilities; PUCT – Public Utility Commission of Texas; DCRF – Distribution Cost Recovery Factor; CPCN – Certificate of Public Convenience and Necessity; IRP – Integrated Resource Plan (1) See full regulatory schedule on slide 7 (2) See slide 16 for additional information regarding renewables timeline (3) Issued by SIGECO Securitization I, LLC Key Regulatory Updates…. 6 Rate Case Update(1) ▪ Texas Gas ❑ Now plan to file rate case in November of this year ▪ Houston Electric ❑ Now plan to file in Q1 2024 Interim Regulatory Mechanism Update ▪ GRIP (Texas Gas) ✓ Filed in March with ~$60MM Net Revenue Requirement ❑ Went into rates June 2023 ▪ TCOS (Houston Electric) ✓ Filed in March 2023 with additional ~$40MM revenue requirement, ❑ Rates updated in May 2023 ▪ TEEEF (Houston Electric) ✓ PUCT approved 2022 filing which included ~$200MM of temporary emergency mobile generation costs ($39MM revenue requirement) ✓ Written Order issued on 4/5/2023 ✓ Second filing made in April 2023 seeking recovery of costs representing ~$188MM revenue requirement, increase of $149MM over last year

Regulatory Schedule Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec TX (E) IN (E) TX (G) MN (G) N. IN (G) OH (G) S. IN (G) LA (G) MS (G) EH No Rate Case Planned Until Mid-2024 No Rate Case Planned Until Post-2025 No Rate Case Planned Until Post-2025 Evidentiary Hearing FO Final Order CPCN (Posey) CPCN (Wind) ROE / Equity Ratio ’23 Rate Base(2) 9.40% / 42.5% $12.0B 10.40% / 43.5% $2.0B 9.64% / 55.5%(1) $2.0B 9.39% / 51.0% $2.0B 9.80% / 46.8% $2.0B N/A / 51.1% $1.0B 9.70% / 46.2% $0.6B 9.95% / 52.0% $0.4B 9.75% / 50.0% $0.3B Total = $22.3B Upcoming Rate Case Activity No Rate Case Planned Until Post-2025 No Rate Case Planned Until Post-2025 CPCN (Crosstrack) GRC GRC FO GRC EH EH FO FO 7 Note: Refer to slide 2 for information on forward-looking statements. TCOS – Transmission Cost of Service; DCRF – Distribution Cost Recovery Factor CPCN – Certificate of Public Convenience and Necessity (1) TX Gas regulatory metrics reflect jurisdictional average (2) Represents the latest available information, may differ slightly from regulatory filings 2nd TCOS Filing / 2nd DCRF Filing GRC General Rate Case

# Q2 2023 v Q2 2022 Non-GAAP EPS[1] Primary Drivers


Growth and Rate Recovery
Weather / Usage
Ongoing Cost Management & Interest Expense
Other
$0.31
$0.07
$(0.02)
$(0.08)
$0.28
Electric
▲$0.01 Growth
▲$0.05 Rate recovery
Gas
▲$0.01 Rate recovery
Electric
▼$0.04
Gas
▲$0.02
Electric
▲$0.01 O&M
Gas
▼$0.01 O&M
Interest Expense
▼$0.08
▲$0.02 Other (2)
▼$0.02 Tax
Q2 2022 Non-GAAP EPS
Q2 2023 Non-GAAP EPS

Note: Refer to slide 2 for information on forward-looking statements and slide 21 for information on non-GAAP EPS assumptions and non-GAAP measures.

(1) Refer to slide 17 and slide 18 for reconciliation of non-GAAP measures to GAAP measures

(2) Primarily driven by favorable AFUDC

8

Continued Focus on Balance Sheet $2.5B CNP $2B $2.4B $1.9B CERC $0.5B $0.1B SIGECO $0.1B $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 Q4 2022 Q1 2023 Q2 2023 B a la n c e ( $ i n B il li o n s ) 9 ….Mitigating exposure to interest rate pressures $4.5B Floating 27% of total $2.6B $2.4B 14% of total Floating Rate Exposure As of June 30, 2023 Moody’s S&P CenterPoint Energy, Inc. Baa2 BBB CenterPoint Energy Houston Electric, LLC A2 A CenterPoint Energy Resources Corp. A3 BBB+ Southern Indiana Gas & Electric Co. A1 A All Outlooks Stable(2)… FFO / Debt - Moody’s methodology (1) Q4 2022 Q1 2023 Q2 2023 15.4% 14.2% 13.9% (1) Consistent with Moody’s methodology; target based on plan assumptions; See slide 19 for reconciliation to nearest GAAP measure and slide 21 for information regarding non-GAAP EPS assumptions and non-GAAP measures (2) A Moody's rating outlook is an opinion regarding the likely direction of an issuer's rating over the medium term. An S&P outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term Target 14% - 15% FFO/Debt Thru 2030… Reduced Floating Rate Exposure by Nearly 50%...

FY 1Q 2Q FY 5-YR 10-YR 2022 2023 2023 2023E(3) Plan Plan Electric (4) ~$3.1B ~$0.8B ~$0.7B ~$2.3B $13.3B $26.2B Natural Gas ~$1.7B ~$0.3B ~$0.5B ~$1.7B $7.3B $17B Corporate and other ~$40M ~$2M ~$3M ~$20M $0.1B $0.2B Total Capital Expenditures (4) ~$4.8B ~$1.1B ~$1.2B ~$4.0B (was $3.6B) ~$20.7B (was $20.3B) ~$43.4B (was $43B) Capital Expenditures by Segment…. Note: Refer to slide 2 for information on forward-looking statements. (1) Refers to capital plan from 2021A to 2025E (2) Refers to capital plan from 2021A to 2030E (3) Represents 2023 estimated capital expenditures as of 6/30/2023 (4) Includes incremental and accelerated investments in 2021 and 2022 related to capital leases for temporary emergency mobile generation units Current 5-Yr Plan(1) 10-Yr Plan(2) Through 2030 Potential Incremental Capital of ~$2.6B • Increased & accelerated C&I electrification • Accelerated EV adoption • Additional grid modernization projects • Increased resiliency spend • Continue to identify incremental opportunities beyond this ….Continued execution of capital plan for the benefit of customers 10

Contacts Jackie Richert Vice President Corporate Planning, Investor Relations and Treasurer Tel. (713) 207 – 9380 jackie.richert@centerpointenergy.com Ben Vallejo Director Investor Relations and Corporate Planning Tel. (713) 207 – 5461 ben.vallejo@centerpointenergy.com General Contact Tel. (713) 207 – 6500 https://investors.centerpointenergy.com/contact-us 11

Appendix 12

Average Monthly CEHE Charges (per 1,000 kWh) Customer Affordability Houston Electric Rates (Based on new capital plan) Customer Growth Structural Headroom O&M Discipline Effective Rates Future Expected Bill Mitigants 1-2% annual customer growth CEHE’s Securitization bonds ending(2) ~5% reduction of vol. charge (2024) 1-2% O&M average reduction per year(3) ….Executing capital plan while working to keeping rates affordable <1% average annual increase for Houston Electric charges on customer bills over the last 10 years ~2.8% average annual inflation rate for that same period Note: Refer to slide 2 for information on forward-looking statements. (1) Full-year projection 2023 rate as of July 2023 (2) Refers to Houston Electric’s securitization bonds; One tranche of transition bonds remain, with a scheduled final payment date in 2024 (3) Projections based on internal forecast and are based on annual targets 13 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $49 $49(1)

# Capital Plan & Regulatory Mechanisms

~80%+

of 10-year Capital Plan expected to be recoverable through interim mechanisms



Traditional rate case ~5%
Rate case with forward test year ~10%
Interim mechanisms with CPCN required (1) ~5%
Interim Mechanisms ~80% (2)

| Regulatory Highlights | Stakeholder Benefits |
|---|---|
| Existing Mechanisms for timely recovery of major storm costs | Reasonable cost recovery reduces customer impact and earnings volatility |
| Collected nearly all of Winter Storm Uri gas costs | Reasonable cost recovery reduces customer impact and earnings volatility |
| Generation transition proceedings in Indiana on plan | Cleaner energy transition good for communities |

**….No big bets**[3] with expected recovery through established regulatory mechanisms

Note: Refer to slide 2 for information on forward-looking statements.

(1) Includes capital expenditures that are expected to be recovered through interim mechanisms but requires approval of Certificate of Public Convenience and Necessity

(2) Includes capital expenditures that are expected to be recovered through interim mechanisms and riders. Excludes capital expenditures that require approvals for Certificate of Public Convenience and Necessity

(3) Refers to no single project dependency and the efficiencies of interim mechanisms

14

Weather and Throughput Data Note: Data as of 06/30/2023. (1) End of period number of metered customers (2) As compared normal weather for service area; Normal weather is based on past 10-year weather in service area (3) Only pertains to HDD Electric Natural Gas 2Q 2023 2Q 2022 2023 vs 2022 T h ro u g h p u t (i n G W h ) Residential 9,036 10,003 (10)% Total 28,009 29,270 (4)% M e te re d C u s to m e rs (1) Residential 2,561,331 2,517,362 2% Total 2,887,492 2,840,830 2% W e a th e r v s N o rm a l (2) Cooling Degree Days 49 289 (240) Heating Degree Days (9) (19) 9 Houston Cooling Degree Days 58 304 (246) Houston Heating Degree Days (8) (21) 13 2Q 2023 2Q 2022 2023 vs 2022 T h ro u g h p u t (i n B c f) Residential 28 28 0% Commercial and Industrial 91 90 1% Total 119 118 1% M e te re d C u s to m e rs (1) Residential 3,965,118 3,919,079 1% Commercial and Industrial 299,213 295,487 1% Total 4,264,331 4,214,566 1% W e a th e r v s N o rm a l (2) Heating Degree Days (33) 3 (36) Texas Heating Degree Days 5 (24) 29 15 Margin Sensitivities CEHE IE TX Gas(3) Per HDD / CDD $50k - $70k $20k - $30k $30k - $40k

Generation Project Timeline Note: Refer to slide 2 for information on forward-looking statements. 1. Commercial operation is expected as early as end of 2023, however, factors (such as Miso interconnection process) could delay the project into 2026 16 1

Reconciliation of Consolidated income available to common shareholders and diluted earnings per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share Quarter Ended June 30, 2023 Dollars in millions Diluted EPS (1) Consolidated income available to common shareholders and diluted EPS $ 106 $ 0.17 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $6) (2)(3) 25 0.04 Indexed debt securities (net of taxes of $7) (2) (27) (0.04) Impacts associated with mergers and divestitures (net of taxes of $54) (2)(4) 74 0.12 Consolidated on a non-GAAP basis (5) $ 178 $ 0.28 17 (1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS (2) Taxes are computed based on the impact removing such item would have on tax expense. Taxes related to the operating results of Energy Systems Group for the six months ended June 30, 2023, as well as cash taxes payable and other tax impacts related to the sale of Energy Systems Group in the second quarter of 2023, are excluded from Q2 2023 non-GAAP EPS (3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc. (4) Includes $4.4 million of pre-tax operating loss for the six months ended June 30, 2023 related to Energy Systems Group, a divested non-regulated business, as well as the $12.4 million loss on sale and approximately $2 million of other indirect transaction related costs associated with the divestiture in the second quarter of 2023 (5) The calculation on a per-share basis may not add down due to rounding

Reconciliation of Consolidated income available to common shareholders and diluted earnings per share (GAAP) to non-GAAP income and non-GAAP diluted earnings per share Quarter Ended June 30, 2022 Dollars in millions Diluted EPS (1) Consolidated income available to common shareholders and diluted EPS $ 179 $ 0.28 ZENS-related mark-to-market (gains) losses: Equity securities (net of taxes of $13) (2)(3) 49 0.08 Indexed debt securities (net of taxes of $14) (2) (52) (0.08) Midstream-related earnings (net of taxes of $1) (2)(4) (1) - Impacts associated with mergers and divestitures (net of taxes of $16) (2) 19 0.03 Consolidated on a non-GAAP basis $ 194 $ 0.31 18 (1) Quarterly diluted EPS on both a GAAP and non-GAAP basis are based on the weighted average number of shares of common stock outstanding during the quarter, and the sum of the quarters may not equal year-to-date diluted EPS (2) Taxes are computed based on the impact removing such item would have on tax expense (3) Comprised of common stock of AT&T Inc., Charter Communications, Inc., and Warner Bros. Discovery, Inc. (4) Includes earnings and expenses related to ownership and disposal of Energy Transfer units, a corresponding amount of debt related to the units and an allocation of associated corporate overhead

# Reconciliation: Net Cash Provided by Operating Activities and Total Debt, Net to non-GAAP Funds from Operations (FFO) and non-GAAP Rating Agency Adjusted Debt

CenterPoint Energy

| Twelve month to date ended and as of period ended, respectively ($ in millions) | Q4 2022 | Q1 2023 | Q2 2023 |
|---|---|---|---|
| Net cash provided by operating activities | $1,810 | $2,943 | $3,314 |
| Add back: | | | |
| Accounts receivable and unbilled revenues, net | 461 | (91) | (122) |
| Inventory | 259 | 296 | 132 |
| Taxes receivable | 19 | 7 | 15 |
| Accounts payable | (203) | 35 | 68 |
| Other current assets and liabilities | 5 | 173 | (39) |
| Adjusted cash from operations | 2,351 | 3,363 | 3,368 |
| Plus: Rating agency adjustments(1) | 146 | (947) | (946) |
| Non-GAAP funds from operations (FFO) | $2,497 | $2,416 | $2,422 |
| Total Debt, Net | | | |
| Short-term Debt: | | | |
| Short-term borrowings | 511 | 500 | 2 |
| Current portion of VIE Securitization Bonds long-term debt | 156 | 156 | 170 |
| Indexed debt, net | 7 | 6 | 6 |
| Current portion of other long-term debt | 1,346 | 57 | 756 |
| Long-term Debt: | | | |
| VIE Securitization bonds, net | 161 | 161 | 408 |
| Other long-term debt, net | 14,675 | 15,622 | 15,624 |
| Total Debt, net | 16,856 | 16,502 | 16,966 |
| Plus: Rating agency adjustments(2) | (622) | 491 | 508 |
| Non-GAAP rating agency adjusted debt | $16,234 | $16,993 | $17,474 |
| Net cash provided by operating activities / total debt, net | 10.7% | 17.8% | 19.5% |
| Non-GAAP FFO / Non-**GAAP rating agency adjusted debt ("FFO/Debt")** | 15.4% | 14.2% | 13.9% |

(1) Consistent with Moody's methodology, including adjustments related to total lease costs (net of lease income), Series A preferred stock dividends, non-recurring items / Uri proceeds and defined benefit plan

(2) Consistent with Moody's methodology, including adjustments related to Winter Storm Uri debt, Series A preferred stock, pension benefit obligations, and operating lease liabilities

19

Regulatory Information Information Location Electric ▪ Estimated 2022 year-end rate base by jurisdiction ▪ Authorized ROE and capital structure by jurisdiction ▪ Definition of regulatory mechanisms ▪ Projected regulatory filing schedule Regulatory Information – Electric Natural Gas ▪ Estimated 2022 year-end rate base by jurisdiction ▪ Authorized ROE and capital structure by jurisdiction ▪ Definition of regulatory mechanisms ▪ Projected regulatory filing schedule Regulatory Information – Gas Estimated amortization for pre-tax equity earnings related to Houston Electric’s securitization bonds Regulatory Information – Electric (Pg. 5) Rate changes and Interim mechanisms filed Form 10-Q – Rate Change Applications section 20

Additional Information Use of Non-GAAP Financial Measures In this presentation and the oral statements made in connection herewith, CenterPoint Energy presents, based on diluted earnings per share, non-GAAP income, non-GAAP earnings per share (“non-GAAP EPS”), as well as non-GAAP funds from operation / non-GAAP rating agency adjusted debt (“FFO/Debt”) which are not generally accepted accounting principles (“GAAP”) financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. 2022 and 2023 non-GAAP EPS excluded and 2023 non-GAAP EPS guidance excludes: (a) Earnings or losses from the change in value of ZENS and related securities, (b) (for 2022) Gain and impact, including related expenses, associated with Arkansas and Oklahoma gas LDC sales, (c) (for 2022) Income and expense related to ownership and disposal of Energy Transfer common and Series G preferred units, and a corresponding amount of debt related to the units and (d) (for 2023) Impact, including related expenses, associated with mergers and divestitures such as the divestiture of Energy Systems Group. In providing this guidance, CenterPoint Energy does not consider the items noted above and other potential impacts such as changes in accounting standards, impairments or other unusual items, which could have a material impact on GAAP reported results for the applicable guidance period. The 2023 non-GAAP EPS guidance range also considers assumptions for certain significant variables that may impact earnings, such as customer growth and usage including normal weather, throughput, recovery of capital invested, effective tax rates, financing activities and related interest rates, and regulatory and judicial proceedings. To the extent actual results deviate from these assumptions, the 2023 non-GAAP EPS guidance range may not be met or the projected annual non-GAAP EPS growth rate may change. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking non-GAAP diluted earnings per share because changes in the value of ZENS and related securities, future impairments, and other unusual items are not estimable and are difficult to predict due to various factors outside of management’s control. Funds from operations excludes from net cash provided by operating activities accounts receivable and unbilled revenues, net, inventory, taxes receivable, accounts payable, and other current assets and liabilities, and includes certain adjustments consistent with Moody’s methodology, including adjustments related to total lease costs (net of lease income), Series A preferred stock dividends, non-recurring items/Uri proceeds and defined benefit plan contributions (less service costs). Non-GAAP rating agency adjusted debt adds to Total Debt, net certain adjustments consistent with Moody’s methodology, including adjustments related to Winter Storm Uri debt, Series A preferred stock, pension benefit obligations, and operating lease liabilities. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking FFO/Debt because certain adjustments and other unusual items are not estimable and are difficult to predict due to various factors outside of management's control. The appendix to this presentation contains a reconciliation of income (loss) available to common shareholders and diluted earnings (loss) per share to the basis used in providing guidance, as well as a reconciliation of net cash provided by operating activities / total debt, net to FFO/Debt. Management evaluates the Company’s financial performance in part based on non-GAAP income, non-GAAP EPS and long-term FFO/Debt. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes do not most accurately reflect the Company’s fundamental business performance. These excluded items are reflected in the reconciliation tables, where applicable. CenterPoint Energy’s non-GAAP income, non-GAAP EPS and non-GAAP FFO/Debt financial measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders, diluted earnings per share (in the case of non-GAAP EPS) and net cash provided by operating activities to total debt, net which, respectively, are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies. Net Zero Disclaimer Our Scope 1 emissions estimates are calculated from emissions that directly come from our operations. Our Scope 2 emissions estimates are calculated from emissions that indirectly come from our energy usage, but because Texas is in an unregulated market, our Scope 2 estimates do not take into account Texas electric transmission and distribution assets in the line loss calculation and exclude emissions related to purchased power between 2024E-2026E. Our Scope 3 emissions estimates are based on the total natural gas supply delivered to residential and commercial customers as reported in the U.S. Energy Information Administration (EIA) Form EIA-176 reports and do not take into account the emissions of transport customers and emissions related to upstream extraction. While we believe that we have a clear path towards achieving our net zero emissions (Scope 1 and Scope 2) by 2035 goals, our analysis and path forward required us to make a number of assumptions. These goals and underlying assumptions involve risks and uncertainties and are not guarantees. Should one or more of our underlying assumptions prove incorrect, our actual results and ability to achieve net zero emissions by 2035 could differ materially from our expectations. Certain of the assumptions that could impact our ability to meet our net zero emissions goals include, but are not limited to: emission levels, service territory size and capacity needs remaining in line with Company expectations (inclusive of changes related to the sale of our Natural Gas businesses in Arkansas and Oklahoma); regulatory approval of Indiana Electric's generation transition plan; impacts of future environmental regulations or legislation; impacts of future carbon pricing regulation or legislation, including a future carbon tax; price, availability and regulation of carbon offsets; price of fuel, such as natural gas; cost of energy generation technologies, such as wind and solar, natural gas and storage solutions; adoption of alternative energy by the public, including adoption of electric vehicles; rate of technology innovation with regards to alternative energy resources; our ability to implement our modernization plans for our pipelines and facilities; the ability to complete and implement generation alternatives to Indiana Electric's coal generation and retirement dates of Indiana Electric's coal facilities by 2035; the ability to construct and/or permit new natural gas pipelines; the ability to procure resources needed to build at a reasonable cost, the lack of or scarcity of resources and labor, the lack of any project cancellations, construction delays or overruns and the ability to appropriately estimate costs of new generation; impact of any supply chain disruptions; changes in applicable standards or methodologies; and enhancement of energy efficiencies. 21